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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of American Capital Strategies, Ltd., a corporation organized under the laws of the state of Delaware (the "Corporation"), hereby constitute and appoint John Erickson and Samuel A. Flax, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any hand and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of up to 3,800,000 shares of common stock, $0.01 par value per share, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS HEREOF, each of the undersigned directors and/or officers have hereunto set his hand and seal, as of the date specified.


                                            AMERICAN CAPITAL STRATEGIES, LTD.


Dated:  May 9, 2001.                          /s/ Malon Wilkus
                                            ------------------------------------
                                            Malon Wilkus
                                            Chairman and Chief Executive Officer



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
              SIGNATURE                                     TITLE                     DATE
              ---------                                     -----                     ----

                                            Director, Chairman and Chief           May 9, 2001
                                            Executive Officer (Principal
        /s/ Malon Wilkus                    Executive Officer)
--------------------------------------
Malon Wilkus


        /s/ David Gladstone                 Director and Vice Chairman             May 9, 2001
-------------------------------------
David Gladstone


        /s/ Adam Blumenthal                 President, Chief Operating Officer     May 9, 2001
----------------------------------          and Director
Adam Blumenthal

                                            Executive Vice President,  Chief       May 9, 2001
                                            Financial Officer and Secretary
        /s/ John Erikson                    (Principal Accounting and Financial
----------------------------------------    Officer)
John Erickson


        /s/ Mary C. Baskin                  Director                               May 9, 2001
-------------------------------------
Mary C. Baskin


        /s/ Alvin N. Puryear                Director                               May 9, 2001
-------------------------------------
Alvin N. Puryear


        /s/ Neil M. Hahl                    Director                               May 9, 2001
---------------------------------------
Neil M. Hahl


        /s/ Philip R. Harper                Director                               May 9, 2001
--------------------------------------
Philip R. Harper


        /s/ Stan Lundine                    Director                               May 9, 2001
---------------------------------------
Stan Lundine


        /s/ Kenneth D. Peterson, Jr.        Director                               May 9, 2001
-----------------------------------
Kenneth D. Peterson, Jr.